UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2026

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-35521	26-2056298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 E. 63rd Place, Suite 101

Tulsa, Oklahoma 74133

(Address of principal executive offices and zip code)

(918) 500-7312

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Newbridge Securities Corporation Waiver

On July 21, 2026, ClearSign Technologies Corporation (the “Company”) received a waiver (the “Waiver”) from Newbridge Securities Corporation (the “Underwriter”) of certain restrictions on sales of the Company’s capital stock set forth in Section 3.16.1 of that certain Underwriting Agreement, dated as of May 28, 2026, between the Company and the Underwriter (the “Underwriting Agreement”). Pursuant to the Waiver, the Underwriter irrevocably and unconditionally waived the restrictions set forth in Section 3.16.1 of the Underwriting Agreement, including the restrictions on the Company’s ability to (a) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, (b) file or cause to be filed any registration statement with the Securities and Exchange Commission relating to the offering of any such securities, and (c) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, in each case solely to the extent necessary to permit the Private Sale (as defined below) to Otter Capital LLC, a California limited liability company (the “Investor”), as described below in Item 1.01 of this Current Report on Form 8-K under “Stock Purchase Agreement.”

The Waiver is effective as of July 21, 2026 and will continue through and including the earlier of (i) the consummation of the Private Sale and (ii) July 31, 2026. Except as expressly set forth in the Waiver, the terms and provisions of the Underwriting Agreement remain unmodified and in full force and effect.

The foregoing description of the terms of the Waiver does not purport to be complete and is qualified in its entirety by the full text of the Waiver attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Stock Purchase Agreement

On July 21, 2026, in connection with the receipt of the Waiver, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with the Investor, an existing stockholder of the Company that, as of the date hereof, holds more than 5% of the issued and outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), pursuant to which the Company sold and the Investor purchased 500,000 shares of Common Stock (the “Shares”) at a price per share of $3.54, for aggregate gross proceeds of $1,770,000 (the “Private Sale”).

The Shares sold pursuant to the Purchase Agreement were issued as restricted securities as defined in Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), and do not contain any registration rights. The Company intends to use the net proceeds from the Private Sale for general corporate purposes, including working capital, research and development, and marketing and sales.

The foregoing description of the terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement attached as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required, the disclosure under Item 1.01 above is hereby incorporated in this Item 3.02 by reference.

The Shares were issued pursuant to an exemption from registration provided by Section 4(a)(2) and/or Rule 506 of Regulation D promulgated under the Securities Act because such issuance did not involve a public offering, the Investor took the Shares for investment and not resale, the Company took appropriate measures to restrict transfer, and the Investor is a sophisticated investor. The Shares are subject to transfer restrictions, and the book-entry records evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The Shares were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 7.01	Regulation FD Disclosure.

On July 23, 2026, the Company issued a press release announcing the Private Sale. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Waiver Agreement, dated as of July 21, 2026, by and between ClearSign Technologies Corporation and Newbridge Securities Corporation.
10.2*#	Stock Purchase Agreement, dated as of July 21, 2026.
99.1**	Press Release, dated July 23, 2026.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith.

** Furnished herewith.

# The exhibit to this agreement has been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2026

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Colin James Deller
Name:	Colin James Deller
Title:	Chief Executive Officer